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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report:   June 17, 1999
---------------------------------
(Date of earliest event reported)

                  PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION V
         --------------------------------------------------------------

             (Exact name of registrant as specified in its charter)


         DELAWARE                    333-64551                13-3748219

(State or Other Jurisdiction     (Commission File           (I.R.S. Employer
 of Incorporation)                 Number)                   Identification No.)

                 1285 Avenue of the Americas, New York, NY 10019
                         ------------------------------
                    (Address of principal executive offices)

    Registrant's telephone number, including area code: (212) 713-7900

ITEM 5. OTHER EVENTS

                  Attached as Exhibit 1 to this Current Report is the Underwriting Agreement (as defined below), as Exhibit 4.1 is the Pooling and Servicing Agreement (as defined below) and as Exhibit 99 are the Mortgage Loan Purchase and Sale Agreements (as defined below) in connection with PaineWebber Mortgage Acceptance Corporation V (the "Registrant") Commercial Mortgage Pass-Through Certificates, Series 1999-C1 (the "Certificates"). On June 7, 1999, the Registrant caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 1999 (the "Pooling and Servicing Agreement"), by and among the Registrant, as depositor, Banc One Mortgage Capital Markets, LLC, as servicer, Banc One Mortgage Capital Markets, LLC, as special servicer, LaSalle Bank National Association, as trustee, and ABN AMRO Bank, as fiscal agent, of the Certificates, issued in thirteen classes. The Certificates represent the entire beneficial ownership interest in a trust (the "Trust") established pursuant to the Pooling and Servicing Agreement. The property of the Trust is primarily comprised of a pool of mortgage loans purchased by the Registrant from Paine Webber Real Estate Securities Inc. pursuant to the Mortgage Loan Purchase and Sale Agreement dated as of June 1, 1999 (the "PW Mortgage Loan Purchase and Sale Agreement") by and between the Registrant, as purchaser and Paine Webber Real Estate Securities Inc., as mortgage loan seller and of mortgage loans purchased by the Registrant from Merrill Lynch Mortgage Capital Inc. pursuant to the Mortgage Loan Purchase and Sale Agreement dated as of June 1, 1999 (the "ML Mortgage Loan Purchase and Sale Agreement," together with the PW Mortgage Loan Purchase and Sale Agreement, the "Mortgage Loan Purchase and Sale Agreements") by and between the Registrant, as purchaser and Merrill Lynch Mortgage Capital Inc., as mortgage loan seller. The Class A-1, Class A-2, Class X, Class B, Class C and Class D Certificates, with an aggregate scheduled principal balance as of June 7, 1999 of $ 616,668,000 were sold to PaineWebber Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriters (the "Underwriters"), pursuant to an Underwriting Agreement dated as of June 1, 1999 by and among the Registrant and the Underwriters.

                  Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Not applicable.

(b) Not applicable.

(c)  Exhibits

Exhibit 1 The Underwriting Agreement dated as of June 1, 1999 by and among the Registrant, PaineWebber Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Exhibit 4.1 The Pooling and Servicing Agreement dated as of June 1, 1999 by and among the Registrant, as depositor, Banc One Mortgage Capital Markets, LLC, as servicer and special servicer, LaSalle Bank National Association, as trustee, and ABN AMRO Bank N.V., as fiscal agent.

Exhibit 99.1 PW Mortgage Loan Purchase and Sale Agreement dated as of June 1, 1999 by and between the Registrant, as purchaser and Paine Webber Real Estate Securities Inc., as mortgage loan seller.

Exhibit 99.2 ML Mortgage Loan Purchase and Sale Agreement dated as of June 1, 1999 by and between the Registrant, as purchaser and Merrill Lynch Mortgage Capital Inc., as mortgage loan seller.



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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                     PAINEWEBBER MORTGAGE ACCEPTANCE
                                     CORPORATION V


                                     By:  /s/ Steven J. Plust
                                         -------------------------------------
                                         Name:    Steven J. Plust
                                         Title:   Managing Director

Date: June 17, 1999


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                                  EXHIBIT INDEX


Item 601(a) of Regulation S-K

Exhibit No.                     Description                              Page
-----------                     -----------                              ----
  1                 Underwriting Agreement
  4.1            Pooling and Servicing Agreement
  99.1           PW Mortgage Loan Purchase and Sale Agreement
  99.2           ML Mortgage Loan Purchase and Sale Agreement